VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Movements in the year ended December 31, 2020 summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels and Equipment, net
Balance at December 31, 2019	1,867,873	(463,168)	1,404,705
Depreciation	—	(71,302)	(71,302)
Capital improvements	52,676	—	52,676
Additions	258,138	—	258,138
Transfers to Investments in Sales-Type Leases	(87,570)	20,368	(67,202)
Vessel disposals	(7,362)	3,963	(3,399)
Impairment loss	(390,584)	57,666	(332,918)
Other movements	—	—	—
Balance at December 31, 2020	1,693,171	(452,473)	1,240,698

In the year ended December 31, 2020, seven 4,100 TEU container vessels, previously recorded as operating lease assets, were reclassified as sales-type leases. The reclassification occurred as a result of amendments including extensions to the existing charter contracts. The cost and accumulated depreciation of the vessels reclassified from vessels and equipment to investment in sales-type leases were $87.6 million and $20.4 million, respectively. (Refer to Note 16: Investment in sales-type leases, direct financing leases and leaseback assets).

In the year ended December 31, 2019, the 5,800 TEU container vessels MSC Margarita and MSC Vidhi, previously recorded as operating lease assets, were reclassified as sales-type leases. The reclassification occurred as a result of amendments to the existing charter contracts. The cost and accumulated depreciation of the container vessels reclassified from vessels and equipment to investment in direct financing leases were $40.3 million and $13.0 million.

The capital improvements of $52.7 million (2019: $9.7 million) relate to exhaust gas cleaning systems ("EGCS" or "scrubbers") and ballast water treatment systems ("BWTS") installed on 16 vessels (2019: five vessels) during the year ended December 31, 2020. Advances paid in respect of vessel upgrades in relation to EGCS and BWTS were included within "other long-term assets", until such time as the equipment was installed on the vessels, at which point the amounts were transferred to "Vessels and equipment, net".

Total depreciation expense for vessels and equipment was $71.3 million for the year ended December 31, 2020 (2019: $80.3 million; 2018: $99.6 million).
In the year ended December 31, 2020, the Company consolidated the wholly owned subsidiary owning the drilling unit West Taurus that was previously accounted for using the equity method of accounting (Refer to Note 17: Investment in associated companies). As a result, the entity has been consolidated in the financial statements and the carrying value of the drilling unit, of $258.1 million, was recognized in vessels and equipment, net. An impairment charge of $252.6 million was recorded in the year ended December 31, 2020 against the carrying value of the drilling unit.

A further impairment charge of $80.3 million was recorded in the year ended December 31, 2020 against the carrying value of seven Handysize bulk carriers (2019: $55.5 million against the carrying value of four offshore support vessels and two feeder container vessels; 2018: $25.4 million in respect of four offshore support vessels). The impairment charge arose in the year ended December 31, 2020, as a result of revised future cashflow estimates following uncertainty over future demand combined with negative implications for global trade of dry bulk commodities as a result of the COVID-19 outbreak.

During the year ended December 31, 2020 the Company sold five offshore support vessels which had been chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II AS (the “Solstad Charterer”), an indirect wholly owned subsidiary of Solship Invest 3 AS (“Solship”) which is in turn a wholly owned subsidiary of Solstad Offshore ASA (“Solstad”). A net gain of $0.9 million was recorded in connection with the disposal of these vessels. Refer to Note 8: Gain on sale of assets and termination of charters. No vessel disposals took place in the year ended December 31, 2019. Four of these vessels were accounted for as operating leases within Vessels and Equipment, net, and the other one was accounted for as a direct financing lease (Refer to Note 16: Investment in direct financing, sales-type and leaseback assets).

In 2018, the Company had entered into a restructuring agreement with subsidiaries of Solstad, whereby the Company would receive 50% of the agreed charter hire for two of the offshore support vessels. All other contracted charter hire income earned from fixed assets and direct financing lease assets was to be deferred until the end of 2019. In April 2019, Solship announced that a Standstill Agreement had been entered into with, amongst others, the Company whereby 100% of charter hire for vessels on charter to Solship was to be deferred. Solship announced that the Standstill Agreement had been extended until March 31, 2020, subject to agreed milestones being met throughout the suspension period. During the year ended December 31, 2019, all the vessels were impaired as described above. In October 2020, Solstad held an extraordinary general meeting (“EGM”) to approve its proposed debt restructuring to partly compensate stakeholders for prior losses incurred in connection with their failure to meet obligations on certain loans and lease agreements. SFL received 4.4 million shares in Solstad and cash compensation of NOK10 million ($1.1 million) which is included in other financial. The shares were subsequently sold by the Company and a gain on the sale of shares of $2.6 million was recorded in the Statement of Operations in the year ended December 31, 2020. See Note 11: Investment in Debt and equity securities.

Acquisitions, disposals and impairments in respect of vessels accounted for as sales-type leases, direct financing leases, leaseback assets and vessels under finance leases are discussed in Note 16: Investment in sales-type leases, direct financing leases and leaseback assets and Note 14: Vessels under finance lease, net.